Federated Hermes International Equity Fund
A Portfolio of Federated Hermes Adviser Series
CLASS A SHARES (TICKER PMIEX)
CLASS C SHARES (TICKER PIUCX)
INSTITUTIONAL SHARES (TICKER PIUIX)
CLASS R6 SHARES (TICKER PEIRX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED JULY 31, 2024
The Board of Trustees of Federated Hermes Adviser Series, on behalf of Federated Hermes International Equity Fund, (the “Fund”), has approved the removal of the Fund’s sub-adviser, Polaris Capital Management, LLC (“Polaris”), effective May 31, 2025, coincident with the end of the Fund’s fiscal year end. In connection with this change, also effective May 31, 2025, coincident with the end of the Fund’s fiscal year end, certain changes will be made to the Fund’s principal investment strategies, and the Fund’s portfolio management team will be comprised of Martin Schulz, Calvin Y. Zhang, Michael Czekaj, Richard Winkowski, Dariusz Czoch and Robert Ricardo.
Accordingly, effective May 31, 2025, coincident with the end of the Fund’s fiscal year end, all references to Polaris and its portfolio managers are deleted from the Summary Prospectus and the following specific changes are made to the Summary Prospectus:
1. Under the section entitled “What are the Fund’s Main Investment Strategies?,” please delete the third and fifth paragraphs and replace with the following:
“The Fund may use other mutual funds, closed-end funds and derivative instruments to gain broad exposure to markets and/or a particular index, including, but not limited to, Federated Hermes International Growth Fund (the “Underlying Fund”), an open-end mutual fund advised by the Fund’s investment adviser, Federated Global Investment Management Corp. (the “Adviser”) using the same portfolio management team and strategies as the Fund’s International Growth Component (as defined below). It is expected that the Fund’s investment in the Underlying Fund will be a substantial portion of the Fund’s International Growth Component (as defined below). Derivative instruments include, but are not limited to, financial futures, as well as currency futures and currency forward contracts.
As part of the Fund’s principal investment strategy, the Adviser will allocate the Fund’s assets between a growth strategy (“International Growth Component”) and a value strategy (“International Value Component”). The Adviser does not maintain a target allocation of the Fund’s assets between the International Growth Component and International Value Component, and the Fund’s asset allocation will fluctuate from time to time at the Adviser’s discretion. The Adviser considers, among other factors, a company’s valuation, competitive position or growth prospects when deciding whether to buy or sell investments for the Fund’s portfolio.”

2. Under the section entitled “Fund Summary Information,” in the sub-section “Fund Management,” please delete the second sentence.
3. Under the section entitled “Fund Summary Information,” in the sub-section “Fund Management,” please remove the references to Bernard R. Horn Jr., Bin Xiao and Jason Crawshaw.
4. Under the section entitled “Fund Summary Information,” in the sub-section entitled “Fund Management,” please add the following:
“Richard Winkowski, Senior Portfolio Manager, has been the Fund’s portfolio manager since June 2025.
Dariusz M. Czoch, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since June 2025.
Robert Ricardo, CFA, Portfolio Manager, has been the Fund’s portfolio manager since June 2025.”
May 15, 2025

Federated Hermes International Equity Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457024 (5/25)
© 2025 Federated Hermes, Inc.